SETTLEMENT AGREEMENT

This SETTLEMENT AGREEMENT (this "Agreement") is made and entered into as of April 24, 2009, by and among the Everest Parties, the Park Parties and the Boston Financial Parties, as respectively identified below.

Reference is hereby made to the following:

A. The parties to this Agreement have been involved in various disputes, which they now wish to resolve and settle.

B. As partial consideration for entering into this Agreement, the Boston Financial Parties or their affiliates are contemporaneously entering into certain purchase agreements, which create certain rights for the Everest/Park Parties and their Affiliates to acquire interests in each of the limited partnerships listed below in the definitions of "BF3 Closing" and "BF4 Closing" (the "Purchase Agreements").

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions.

"Adverse Consequences" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

"Affiliate" of any subject Person means any Person, that, in the past, present or future (provided that "future" shall apply only to the term "Affiliate" as such term appears in Sections 5, 6(b), 7(b), 7(d) and 13 of this Agreement), directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such subject Person, and also means those Persons deemed to be Affiliates pursuant to Section 2(f) of this Agreement.

"Available Cash" means cash that belongs to and is controlled by the specified BF Partnership, less the amount of outstanding actual liabilities and payables of such BF Partnership, without deducting any reserve for contingent liabilities.

"BF Interests" means all of the right, title or interest of the Boston Financial Parties in each of the Subsidiary Partnerships and in each of the limited partnerships listed in the definitions herein of "BF3 Closing" and "BF4 Closing", and the right, title and interest of any Boston Financial Party or any Affiliate of a Boston Financial Party to any amounts (including but not limited to distributions, fees, reimbursements, commissions, receivables, and notes) due from such limited partnership, provided that the BF Interests in the Leawood Partnership shall not include such items which are not assigned by the applicable Boston Financial Parties pursuant to the Purchase Agreement related to the Leawood Partnership.

"BF3" means Boston Financial Qualified Housing Tax Credits L.P. III, a Delaware limited partnership.

"BF4" means Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership, a Massachusetts limited partnership.

"BF Partnership" means either of BF3 and BF4; and "BF Partnerships" means both of them.

"Boston Financial Party" means each of the parties identified as such on the signature pages of this Agreement.

"BF3 Closing" means the consummation of a sale and transfer of the BF Interests in each of the following limited partnerships:

MMA River Front, L.P., a Delaware limited partnership
MMA Susquehanna View, L.P., a Delaware limited partnership

"BF4 Closing" means the consummation of a sale and transfer of the BF Interests in each of the following limited partnerships:

Leawood Associates, L.P., a Kansas limited partnership
Brookscrossing Apartments Limited Partnership, a Georgia limited partnership
MMA Lancaster North, L.P., a Delaware limited partnership
MMA Sencit Townhouse, L.P., a Delaware limited partnership
MMA Allentown Towne House, L.P., a Delaware limited partnership.

"Cure Period" means the 30 day period after a Party is given notice of a breach of this Agreement, provided that such period shall be extended by any additional days reasonably required to cure the breach in question using reasonable diligence, provided that such additional days shall not exceed 30 days.

"Everest" means Everest Housing Investors 2, LP, a California limited partnership.

"Everest Individuals" means W. Robert Kohorst and Danford M. Baker.

"Everest/Park Party" means any of the Everest Parties and the Park Parties.

"Everest Party" means any of the parties identified as such on the signature pages of this Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Excluded Affiliate" means those Persons listed on the Excluded Affiliate Schedule attached to this Agreement.

"Leawood Partnership" means Leawood Associates, L.P., a Kansas limited partnership.

"Operating Partnership" means a partnership or limited liability company in which any Standstill Entity has, as of the date of this Agreement, a direct or indirect interest for the purpose of receiving low-income housing tax credits.

"Park" means Park GP, Inc., a Missouri corporation.

"Park Individuals" means David L. Johnson, Monte G. McDowell and Kevan D. Accord.

"Park Party" means any of the parties identified as such on the signature pages of this Agreement.

"Party" means a Boston Financial Party, an Everest Party or a Park Party.

"Pending Cases" has the meaning set forth in Section 6 – Litigation.

"Person" means any individual, sole proprietorship, joint venture, partnership, corporation, limited liability company, association, trust, estate, or any other entity of any nature whatsoever.

"Related Party" means, as to a specified party, each past, present and future Affiliate, parent, subsidiary, partner, shareholder, member, manager, principal, officer, director, employee, agent, owner, heir, executor, personal representative, predecessor, successor, assignee and attorney (including without limitation, the law firm of Nixon Peabody LLP and each of its attorneys) and accountant for such party.

"Standstill Entity" means any of the entities so identified on the Standstill Entity Schedule attached to this Agreement.

"Subsidiary Partnership" means, with respect to BF3:

River Front Apartments, L.P.
Susquehanna View, L.P.

and with respect to BF4:

Prince Street Towers, L.P.
Sencit Towne House, L.P.
Allentown Towne House, L.P.

"To their actual knowledge", when referring to a representation made to the actual knowledge of the Boston Financial Parties, shall mean that Michael H. Gladstone, after reasonable inquiry made to current employees of MMA Financial TC Corp. who are the asset managers responsible for the applicable BF Partnership, has no actual knowledge of any fact or circumstance which is materially contrary to such representation.

"Third Party" means a party other than the Boston Financial Parties, the Everest Parties, or the Park Parties, and their respective Affiliates.

2. Everest Parties' Representations and Warranties. Each of the Everest Parties hereby jointly and severally represents and warrants the following to each of the Boston Financial Parties:

(a) this Agreement has been duly and validly executed and delivered by or on behalf of each Everest Party and constitutes a legal, valid and binding obligation of each Everest Party, enforceable against each Everest Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and general equitable principles;

(b) each Everest Party is lawfully and duly organized, and in good standing under the laws of the state of its organization;

(c) the compliance with or fulfillment of the terms and conditions hereof by any Everest Party will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any organizational or governing document of any such Everest Party or any material agreement to which any such Everest Party is a party or by which such Everest Party is otherwise bound; or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, change or other restriction of any government, governmental agency or court to which any Everest Party is subject;

(d) no Everest Party or Affiliate thereof has participated with any Third Party or encouraged or assisted any Third Party, in connection with a class action lawsuit against a Boston Financial Party, a Standstill Entity or (if such lawsuit relates to a Standstill Entity) an Affiliate of any of them, provided that actions taken or statements made prior to the date hereof in lawsuits or in SEC filings are not considered to be such encouragement or assistance, and provided further that no such representation or warranty is made regarding Excluded Affiliates;

(e) Everest Housing Investors 2, LLC has previously been converted into Everest Housing Investors 2, LP pursuant to Section 17540.9 of the California Corporations Code, such that Everest Housing Investors 2, LLC now has no separate existence, and all of the rights, claims, property, obligations and liabilities of Everest Housing Investors 2, LLC are now the rights, claims, property, obligations and liabilities solely of Everest Housing Investors 2, LP; and

(f) Each of Everest Tax Credit Investors LP and Everest Tax Credit Investors 2, LP has previously been dissolved and fully and completely liquidated pursuant to Section 15681 of the California Corporations Code, such that each of them is not now in existence, and all of the rights, claims, property (other than cash), obligations and liabilities of each of them are now the rights, claims, property (other than cash), obligations and liabilities of a Person who shall be deemed to be an Affiliate of the Everest Parties for all purposes under this Agreement.

3. Park Parties' Representations and Warranties. Each of the Park Parties hereby jointly and severally represents and warrants the following to each of the Boston Financial Parties:

(a) this Agreement has been duly and validly executed and delivered by or on behalf of each Park Party and constitutes a legal, valid and binding obligation of each Park Party,

enforceable against each Park Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and general equitable principles;

(b) each Park Party is lawfully and duly organized, and in good standing under the laws of the state of its organization;

(c) the compliance with or fulfillment of the terms and conditions hereof by any Park Party will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any organizational or governing document of any such Park Party or any material agreement to which any such Park Party is a party or by which such Park Party is otherwise bound; or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, change or other restriction of any government, governmental agency or court to which any Park Party is subject; and

(d) no Park Party or Affiliate thereof has participated with any Third Party or encouraged or assisted any Third Party, in connection with a class action lawsuit against a Boston Financial Party, a Standstill Entity or (if such lawsuit relates to a Standstill Entity) an Affiliate of any of them, provided that actions taken or statements made prior to the date hereof in lawsuits or in SEC filings are not considered to be such encouragement or assistance.

4. Boston Financial Parties' Representations and Warranties. Each of the Boston Financial Parties hereby jointly and severally represents and warrants the following to each of the Everest Parties and each of the Park Parties:

(a) this Agreement has been duly and validly executed and delivered by or on behalf of each Boston Financial Party and constitutes a legal, valid and binding obligation of each Boston Financial Party, enforceable against each Boston Financial Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights generally and general equitable principles;

(b) each Boston Financial Party is lawfully and duly organized, and in good standing under the laws of the state of its organization; and

(c) the compliance with or fulfillment of the terms and conditions hereof by any Boston Financial Party will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any organizational or governing document of such Boston Financial Party or any material agreement to which such Boston Financial Party is a party or by which such Boston Financial Party is otherwise bound; or violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, change or other restriction of any government, governmental agency or court to which any Boston Financial Party is subject.

5. Everest and Park Standstill. Without the prior written consent of the Boston Financial Parties, which consent may be withheld in their sole and absolute discretion, the Everest Parties covenant that they, each of the Everest Individuals and each Affiliate of any of the Everest Parties or the Everest Individuals shall not, and the Park Parties covenant that they,

each of the Park Individuals and each Affiliate of any of the Park Parties or the Park Individuals shall not, directly or indirectly:

(a) seek to remove or replace the general partner of any Standstill Entity, whether by proxy or consent solicitation or otherwise;

(b) (i) engage or in any way participate in any "solicitation" (within the meaning of the Exchange Act) of proxies, votes or consents regarding any Standstill Entity, (ii) request, demand or attempt to organize a meeting of any limited partners, members, stockholders or investors in any Standstill Entity, or (iii) otherwise communicate with any limited partners, members, stockholders or investors in any Standstill Entity, provided, however, that this clause (b) shall not be construed to prohibit an Everest/Park Party from voting its interests in a Standstill Entity;

(c) acting alone or in concert with others, seek to influence or control any Standstill Entity, other than in connection with the enforcement of this Agreement or the Purchase Agreements;

(d) acquire, or make any proposal to acquire, any securities in or property of, enter into or propose any merger or business combination with, or dissolution or liquidation of, any Standstill Entity, other than in connection with the enforcement of this Agreement or the Purchase Agreements;

(e) assert any claim that any Standstill Entity is obligated to obtain the prior consent of its limited partners in order to dispose of its assets;

(f) seek to amend the limited partnership agreement of any Standstill Entity;

(g) seek the books and records of any Standstill Entity or any Operating Partnership in which any Standstill Entity has a direct or indirect interest;

(h) participate, encourage, assist or take any action in connection with a class action lawsuit against a Boston Financial Party, a Standstill Entity or (if such lawsuit relates to a Standstill Entity) an Affiliate as to any of them, provided that actions taken or statements made prior to the date hereof in lawsuits or in SEC filings are not considered to violate this prohibition; or

(i) aid, assist, advise, solicit, encourage, organize or act in concert with any Person or group to take any of the actions prohibited by the foregoing.

Nothing herein shall prohibit an Everest/Park Party or an Affiliate thereof from receiving its allocable share, as a limited partner or class member of a Standstill Entity (other than BF3 and BF4), of rights, compensation or other benefits afforded to limited partners or class members as a group; except that for BF3 and BF4, an Everest/Park Party or an Affiliate thereof shall only be entitled to distributions from operations or capital events that are made to all limited partners of such BF Partnership and shall not be entitled to, and hereby waive, any rights, compensation or other benefits afforded to limited partners as a result of litigation.

6. Litigation; Covenant not to Sue.

(a) Immediately after the execution and delivery of this Agreement, the Boston Financial Parties and the Everest/Park Parties shall cause the dismissal without prejudice of all claims, counterclaims, cross-claims and appeals in all currently pending civil actions between any of the Boston Financial Parties and the Everest/Park Parties, including but not limited to those entitled:

(i) Boston Financial Qualified Housing Tax Credits L.P. IV, a Limited Partnership, et al. v. Everest Housing Investors 2, L.P., et al., in the Superior Court of Suffolk County, Massachusetts Civil Action No. 08-1807-BLS;

(ii) McDowell Investments, L.P. v. Boston Financial Qualified Housing Tax Credits L.P. IV, et. al., Kansas District Court Case No. 08CV00637 and Appeal No. 08-100850-A; and

(iii) Everest Housing Investors 2, L.P., et. al. v. Boston Financial Qualified Housing Tax Credits, L.P., et. al., Superior Court of California, County of Los Angeles, Case Number BC390331

(the "Pending Cases"). The Everest/Park Parties and the Boston Financial Parties agree that all statutes of limitation of all jurisdictions, laches period, or any other period of time limitation related to timing of the assertions of the claims, rights or causes of action that were asserted or could have been asserted in the Pending Cases are suspended, tolled, extended and shall not run or expire from the date of this Agreement until February 1, 2012. All Parties will bear their own costs, fees and other expenses relating to the Pending Cases and the dismissal thereof.

(b) Each of the Everest/Park Parties and the Boston Financial Parties represents and warrants that, other than the Pending Cases, there are no lawsuits filed by it against any of the other Parties or their Affiliates. The Everest Parties covenant that they, each of the Everest Individuals and each Affiliate of any of the Everest Parties or the Everest Individuals shall not file or join in any lawsuit, appeal or other legal or other action, and to continually forbear from bringing suit, against the Boston Financial Parties, the Standstill Entities and (if such lawsuit relates to a Standstill Entity) any Affiliate of any of them, except for claims for breach of this Agreement or for claims for breach of a Purchase Agreement to the extent such claims are permitted pursuant to such Purchase Agreement. The Park Parties covenant that they, each of the Park Individuals and each Affiliate of any of the Park Parties or the Park Individuals shall not file or join in any lawsuit, appeal or other legal or other action, and to continually forbear from bringing suit, against the Boston Financial Parties, the Standstill Entities and (if such lawsuit relates to a Standstill Entity) any Affiliate of any of them, except for claims for breach of this Agreement or for claims for breach of a Purchase Agreement to the extent such claims are permitted pursuant to such Purchase Agreement. The Boston Financial Parties covenant that they shall not (and shall cause each Affiliate of any of the Boston Financial Parties not to) file or join in any lawsuit, appeal or other legal or other action, and to continually forbear from bringing suit, against the Everest/Park Parties, the Everest Individuals, the Park Individuals and (if such lawsuit relates to a Standstill Entity) any Affiliate of any of them, except for claims for breach of this Agreement or for claims for breach of a Purchase Agreement to the extent such claims are

permitted pursuant to such Purchase Agreement. This Agreement constitutes an accord and satisfaction and is an amicable compromise and settlement of disputed claims. This Agreement is made for the sole purpose of resolving disputes between the Parties for business reasons without the burden and expense of further litigation.

7. Releases.

(a) General Release of Specifically Named Parties by Everest/Park Parties. Each of the Everest/Park Parties, the Everest Individuals, the Park Individuals and each of the Affiliates as to any of them (except Excluded Affiliates) does hereby forever unconditionally release, relinquish and discharge each of the Boston Financial Parties and each of the Standstill Entities, of and from any and all claims, known or unknown, suspected or unsuspected, now or hereafter recognized, which any Everest/Park Party, Everest Individual, Park Individual or any Affiliate as to any of them now has, owns or holds, at any time heretofore had, owned or held, against any Boston Financial Party or any Standstill Entity, relating to any matter whatsoever; provided, however, that (i) any claims for breach of this Agreement and any claims for breach of a Purchase Agreement to the extent such claims are permitted pursuant to such Purchase Agreement shall not be released, relinquished or discharged, and (ii) the release provided herein shall not be effective to prohibit an Everest/Park Party or an Affiliate thereof from receiving its allocable share, as a limited partner or class member of a Standstill Entity (other than BF3 and BF4), of rights, compensation or other benefits afforded to limited partners or class members as a group; except that, for BF3 and BF4, an Everest/Park Party or an Affiliate thereof shall only be entitled to distributions from operations or capital events that are made to all limited partners of such BF Partnership and shall not be entitled to, and hereby waive, any rights, compensation or other benefits afforded to limited partners as a result of litigation. None of the Everest/Park Parties, the Everest Individuals, the Park Individuals or any Affiliate as to any of them shall initiate or join in any action for a claim released in this paragraph.

(b) Limited Release of Certain Classes of Parties by Everest/Park Parties. Each of the Everest/Park Parties, the Everest Individuals, the Park Individuals and each of the Affiliates, predecessors, successors and assignees as to any of them does hereby forever unconditionally release, relinquish and discharge each of the Boston Financial Parties, each of the Standstill Entities and each Related Party as to any of them, of and from any and all claims, known or unknown, suspected or unsuspected, now or hereafter recognized, which any Everest/Park Party, Everest Individual, Park Individual or Affiliate, predecessor, successor or assignee as to any of them now has, owns or holds, at any time heretofore had, owned or held, relating in any fashion to the Standstill Entities; provided, however, that (i) any claims for breach of this Agreement and any claims for breach of a Purchase Agreement to the extent such claims are permitted pursuant to such Purchase Agreement shall not be released, relinquished or discharged, and (ii) the release provided herein shall not be effective to prohibit an Everest/Park Party or an Affiliate thereof from receiving its allocable share, as a limited partner or class member of a Standstill Entity (other than BF3 and BF4), of rights, compensation or other benefits afforded to limited partners or class members as a group; except that for BF3 and BF4, an Everest/Park Party or an Affiliate thereof shall only be entitled to distributions from operations or capital events that are made to all limited partners of such BF Partnership and shall not be entitled to, and hereby waive, any rights, compensation or other benefits afforded to limited partners as a result of litigation. None of the Everest/Park Parties, the Everest Individuals, the Park Individuals or the Affiliates,

predecessors, successors or assignees as to any of them shall initiate or join in any action for a claim released in this paragraph.

(c) General Release of Specifically Named Parties by Boston Financial Parties. Each of the Boston Financial Parties, the Standstill Entities and each of the Affiliates as to any of them does hereby forever unconditionally release, relinquish and discharge each of the Everest/Park Parties, the Everest Individuals and the Park Individuals of and from any and all claims, known or unknown, suspected or unsuspected, now or hereafter recognized, which any Boston Financial Party, Standstill Entity or Affiliate as to any of them now has, owns or holds, at any time heretofore had, owned or held, against any Everest/Park Party, Everest Individual or Park Individual, relating to any matter whatsoever; provided, however, that any claims for breach of this Agreement and any claims for breach of a Purchase Agreement to the extent such claims are permitted pursuant to such Purchase Agreement shall not be released, relinquished or discharged. None of the Boston Financial Parties, the Standstill Entities or any Affiliate as to any of them shall initiate or join in any action for a claim released in this paragraph.

(d) Limited Release of Certain Classes of Parties by Boston Financial Parties. Each of the Boston Financial Parties, the Standstill Entities and each of the Affiliates, predecessors, successors and assignees as to any of them does hereby forever unconditionally release, relinquish and discharge each of the Everest/Park Parties and each of the Related Parties as to any of them, of and from any and all claims, known or unknown, suspected or unsuspected, now or hereafter recognized, which any Boston Financial Party, Standstill Entity or Affiliate, predecessor, successor or assignee as to any of them now has, owns or holds, at any time heretofore had, owned or held, relating in any fashion to the Standstill Entities; provided, however, that any claims for breach of this Agreement and any claims for breach of a Purchase Agreement to the extent such claims are permitted pursuant to such Purchase Agreement shall not be released, relinquished or discharged. None of the Boston Financial Parties, the Standstill Entities or the Affiliates, predecessors, successors or assignees as to any of them shall initiate or join in any action for a claim released in this paragraph.

8. Distributions and Dissolution by BF4.

(a) Within 30 days after the execution and delivery of this Agreement and of all of the Purchase Agreements by all of the applicable signatories called for, BF4 will distribute, pursuant to its partnership agreement, all its Available Cash, except $1,500,000.

(b) Within 30 days after the BF4 Closing regarding the Leawood Partnership, BF4 will distribute, pursuant to its partnership agreement, (i) the net proceeds received at such BF4 Closing by BF4 as seller pursuant to such Purchase Agreement, less an amount equal to BF4's good faith estimate of the outstanding liabilities of BF4 relating to the sale of the BF Interests in the Leawood Partnership, plus (ii) all its other Available Cash, except $500,000.

(c) Within 30 days after each BF4 Closing regarding a Partnership other than the Leawood Partnership, BF4 will distribute, pursuant to its partnership agreement, the net proceeds received at such BF4 Closing by BF4 as seller pursuant to the Purchase Agreement related to such BF4 Closing, less an amount equal to BF4's good faith estimate of the outstanding liabilities of BF4 relating to the sale of the BF Interests in such Partnership.

(d) The Boston Financial Parties shall dissolve BF4 for federal income tax purposes upon the later of:

(i) Subject to the terms of the partnership agreement which governs BF4, thirty days after the last BF4 Closing or, if such last closing occurs in December 2009, then December 31, 2009; and

(ii) Thirty days after the receipt, from the general partner of each of the Subsidiary Partnerships, of written approval, addressed to the assignors and assignees, of the assignment of partnership interests provided for in the Purchase Agreement related to such Subsidiary Partnership or, if all such approvals are not received by December 1, 2009, then December 31, 2009.

(e) The Boston Financial Parties shall distribute all Available Cash of BF4 within 45 days after dissolution of BF4, except a reserve of $200,000.

(f) The distributions called for pursuant to clauses (b) and (c) of this Section 8 shall be reduced if necessary in order to maintain in BF4 reserves the balances of $500,000 and $200,000 during the applicable periods called for in this Section 8.

9. Distributions and Dissolution by BF3.

(a) Within 30 days after the execution and delivery of this Agreement and of all of the Purchase Agreements by all of the applicable signatories called for, BF3 will distribute, pursuant to its partnership agreement, all its Available Cash, except $500,000.

(b) Within 30 days after each BF3 Closing, BF3 will distribute, pursuant to its partnership agreement, the net proceeds received at such BF3 Closing by BF3 as seller pursuant to the Purchase Agreement related to such BF3 Closing, less an amount equal to BF3's good faith estimate of the outstanding liabilities of BF3 relating to the sale of the BF Interests in such Partnership.

(c) The Boston Financial Parties shall dissolve BF3 for federal income tax purposes upon the later of:

(i) The sale or other disposition of all assets (other than cash) of BF3 as so permitted pursuant to the partnership agreement which governs BF3; and

(ii) Thirty days after the receipt, from the general partner of each of the Subsidiary Partnerships, of written approval, addressed to the assignors and assignees, of the assignment of partnership interests provided for in the Purchase Agreement related to such Subsidiary Partnership or, if all such approvals are not received by December 1, 2009, then December 31, 2009.

(d) The Boston Financial Parties shall distribute all Available Cash of BF3 within 45 days after dissolution of BF3, except a reserve of $200,000.

(e) The distribution called for pursuant to clause (b) of this Section 9 shall be reduced if necessary in order to maintain in BF3 reserves the balances of $500,000 and $200,000 during the applicable periods called for in this Section 9.

10. Termination of Obligations.

(a) Everest/Park Party Obligations. In the event (i) of a material breach of this Agreement by a Boston Financial Party, and if such breach remains uncured at the end of the Cure Period, or (ii) that a Boston Financial Party or an Affiliate thereof fails to deliver to buyer, on the scheduled closing date set forth in any Purchase Agreement, each of the closing deliveries set forth in clauses (i) through (v) of Section 10(a) of such Purchase Agreement and seller is not relieved of its obligation to so deliver pursuant to Section 9(c) of such Purchase Agreement, then the obligations of the Boston Financial Parties pursuant to this Agreement shall remain in full force and effect but the obligations of the Everest/Park Parties pursuant to Sections 5, 6, 7 and 13 of this Agreement shall terminate immediately upon the expiration of the Cure Period referred to in clause (i) or the scheduled closing date referred to in clause (ii), whichever is applicable, and the Everest/Park Parties shall have the right, among other rights, to reinstate the Pending Cases.

(b) Boston Financial Party Obligations. In the event (i) of a material breach of this Agreement by an Everest/Park Party, and if such breach remains uncured at the end of the Cure Period, or (ii) that an Everest/Park Party or an Affiliate thereof fails to deliver to seller, on the scheduled closing date set forth in any Purchase Agreement, each of the closing deliveries set forth in clauses (i) through (v) of Section 10(b) of such Purchase Agreement and buyer is not relieved of its obligation to so deliver pursuant to Section 9(a) of such Purchase Agreement, then the obligations of the Everest/Park Parties pursuant to this Agreement shall remain in full force and effect but the obligations of the Boston Financial Parties pursuant to Sections 6, 7, 8, 9 and 13 of this Agreement shall terminate immediately upon the expiration of the Cure Period referred to in clause (i) or the scheduled closing date referred to in clause (ii), whichever is applicable, and the Boston Financial Parties shall have the right, among other rights, to reinstate the Pending Cases.

11. No Cross-Default. No Everest Party or Affiliate thereof shall be responsible or liable for the representations, warranties, covenants or other obligations of a Park Party or Related Party thereof, and no Park Party or Affiliate thereof shall be responsible or liable for the representations, warranties, covenants or other obligations of an Everest Party or Related Party thereof.

12. Restrictions on Transferees. None of the Everest/Park Parties shall sell, assign or otherwise transfer any interest in any Standstill Entity to a Related Party as to any Everest/Park Party unless the transferee agrees in writing, for the benefit of the Boston Financial Parties, not to do anything that, if done by an Everest/Park Party, would violate this Agreement. None of the Boston Financial Parties shall sell, assign or otherwise transfer any interest in any Standstill Entity to a Related Party as to any Boston Financial Party unless the transferee agrees in writing, for the benefit of the Everest/Park Parties, not to do anything that, if done by a Boston Financial Party, would violate this Agreement.

13. Remedies for Certain Breaches; Attorneys' Fees.

(a) In the event of a material breach of this Agreement ("material breach" shall include without limitation any breach, material or not, of Sections 5, 6, 7 or 13 of this Agreement) by any Everest Individual or any Affiliate of any Everest Party or any Everest Individual, then the Everest Parties and each Affiliate of any of them shall thereafter vote their units in any Standstill Entity only as directed by a Boston Financial Party or an Affiliate thereof or shall not vote at all. Notwithstanding the foregoing, however, if such breach is cured within the applicable Cure Period, then the foregoing restrictions on voting shall terminate but only for time periods after such cure occurs.

(b) In the event of a material breach of this Agreement ("material breach" shall include without limitation any breach, material or not, of Sections 5, 6, 7 or 13 of this Agreement) by any Park Individual or any Affiliate of any Park Party or any Park Individual, then the Park Parties and each Affiliate of any of them shall thereafter vote their units in any Standstill Entity only as directed by a Boston Financial Party or an Affiliate thereof or shall not vote at all. Notwithstanding the foregoing, however, if such breach is cured within the applicable Cure Period, then the foregoing restrictions on voting shall terminate but only for time periods after such cure occurs.

(c) In the event of a breach of this Agreement by an Everest Individual or any Affiliate of any Everest Party or Everest Individual, the Everest Parties shall be jointly and severally liable to indemnify each Boston Financial Party, Standstill Entity and Related Party (the "Indemnified Parties") from and against all losses, damages, costs and expenses incurred by any Indemnified Party (i) in contesting, opposing, defending against or resisting the actions which constitute such breach or (ii) which otherwise arise from such breach, including without limitation the fees, costs and expenses of attorneys retained by the Indemnified Parties, all litigation expenses, proxy contest expenses and consent solicitation expenses. Such payment shall be made within thirty (30) days after notice of the amounts of such losses, damages, costs and expenses is given to the Everest Parties by an Indemnified Party. Each Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the aforesaid matters in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any party owing this indemnity obligation to an Indemnified Party in connection therewith). Nothing in this Section (c), relating to a breach of this Agreement by an Everest Individual or any Affiliate of any Everest Party or Everest Individual, shall in any way alter, limit or modify the rights of the Boston Financial Parties with regard to any breach of this Agreement by an Everest Party.

(d) In the event of a breach of this Agreement by a Park Individual or any Affiliate of any Park Party or Park Individual, the Park Parties shall be jointly and severally liable to indemnify each Indemnified Party from and against all losses, damages, costs and expenses incurred by any Indemnified Party (i) in contesting, opposing, defending against or resisting the actions which constitute such breach or (ii) which otherwise arise from such breach, including without limitation the fees, costs and expenses of attorneys retained by the Indemnified Parties, all litigation expenses, proxy contest expenses and consent solicitation expenses. Such payment shall be made within thirty (30) days after notice of the amounts of such losses, damages, costs and expenses is given to the Park Parties by an Indemnified Party. Each Indemnified Party may

defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the aforesaid matters in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any party owing this indemnity obligation to an Indemnified Party in connection therewith). Nothing in this Section (d), relating to a breach of this Agreement by a Park Individual or any Affiliate of any Park Party or Park Individual, shall in any way alter, limit or modify the rights of the Boston Financial Parties with regard to any breach of this Agreement by a Park Party.

(e) In addition to its other remedies hereunder, except as otherwise provided herein, if any action be brought to enforce this Agreement, including any action for preliminary and/or injunctive relief, the prevailing party or parties shall be entitled to actual attorneys' fees and expenses in connection with such dispute, from the opposing party or parties.

14. Miscellaneous.

(a) Each of the Parties hereby (i) acknowledges, confirms and consents to the transactions contemplated pursuant to the Purchase Agreements, and (ii) agrees to execute each of the Purchase Agreements (to the extent such Party's signature is called for in such Purchase Agreement) contemporaneously with the execution and delivery of this Agreement.

(b) This Agreement and the Purchase Agreements represent the entire agreement among the Parties relating to the subject matter hereof. No other representations have been made, or relied upon, other than as set forth expressly in this Agreement or in the Purchase Agreements, and any prior agreements or understandings regarding the matters set forth herein are merged into or replaced by this Agreement. Without limiting the foregoing, the Parties acknowledge that some or all of them entered into a Purchase and Settlement Agreement dated February 21, 2007 (the "Prior Settlement Agreement"). The Parties hereby agree that, upon the execution and delivery of this Agreement by all of the Parties, the Prior Settlement Agreement shall be deemed to be terminated and to have no effect on any of the Parties, and no Party shall have any obligation thereunder.

(c) This Agreement may be amended only by an agreement in writing, signed by the signatories hereto.

(d) Each Party has cooperated in the drafting and preparation of this Agreement. Hence, no provision of this Agreement shall have its interpretation affected by ascribing drafting responsibility to a particular Party. The headings used in this Agreement are used for convenience only; they have no legal significance.

(e) Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by facsimile transmission, reputable overnight courier, or first class mail, with all postage or other charges prepaid. Any such notice shall be deemed given on the date it is delivered prior to 5:00 p.m. (recipient's time) personally or by facsimile transmission, one day after the date it is delivered to an overnight courier, or three days after the date it is mailed, addressed as follows:

If to any Everest Party:

Everest Housing Investors 2, LP
199 South Los Robles Blvd., Suite 200,
Pasadena, California 91101
Attn.: W. Robert Kohorst
Facsimile: (626) 585-5929

If to any Park Party:

c/o Maxus Properties, Inc.
104 Armour Road
North Kansas City, MO 64116
Facsimile: (816) 221-1829

If to any Boston Financial Party:

c/o Arch Street VIII, Inc.
c/o MMA Financial TC Corp.
101 Arch Street
Boston, MA 02110
Attn.: Michael H. Gladstone
Facsimile: 617-346-7797

with a copy (for courtesy only, with no effect on effectiveness of notice):

Nixon Peabody LLP
100 Summer Street
Boston, MA 02110
Attn.: Deborah Thaxter, Esq.
Facsimile: 617-345-1300

Any Party may designate another address or person to receive notices hereunder by notice given in accordance with the foregoing. Any date by which a notice is required to be sent or received that is not a regular business day of both the sending and receiving Party shall be extended to the next date thereafter that is a regular business day of both the sending and receiving Party.

(f) Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different Parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Additionally, the Parties hereby covenant and agree (unless expressly stated to the contrary) that, for purposes of facilitating the execution of this Agreement, a facsimile signature shall be deemed to be an original signature and an electronic delivery (i.e., the transmission by any Party of its signature on an original or any copy of this Agreement via fax machine or email of a scanned image) shall be deemed to be the delivery of such Party's original signature.

[this page ends here]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

Boston Financial Parties:

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. III, a Delaware limited partnership

By: Arch Street III, Inc., Managing General Partner

By: ______________________
Michael H. Gladstone, Vice President

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. IV, A LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Arch Street VIII, Inc., Managing General Partner

By: ______________________
Michael H. Gladstone, Vice President

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. V, A LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Arch Street III, Inc., Managing General Partner

By: ______________________
Michael H. Gladstone, Vice President

BOSTON FINANCIAL QUALIFIED HOUSING TAX CREDITS L.P. VIII, A LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Arch Street III, Inc., Managing General Partner

By: ______________________
Michael H. Gladstone, Vice President

ARCH STREET III, INC., a Massachusetts corporation

By: ______________________
Michael H. Gladstone, Vice President

ARCH STREET VIII, INC., a Massachusetts corporation

By: ______________________
Michael H. Gladstone, Vice President

ARCH STREET III LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Arch Street III, Inc., a Massachusetts corporation, its general partner

By: ______________________
Michael H. Gladstone, Vice President

ARCH STREET IV LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Arch Street VIII, Inc., a Massachusetts corporation, its general partner

By: ______________________
Michael H. Gladstone, Vice President

BF LEAWOOD LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: BF Leawood, Inc., a Massachusetts corporation, its general partner

By: ______________________
Michael H. Gladstone, Vice President

BF LEAWOOD, INC., a Massachusetts corporation

By: ______________________
Michael H. Gladstone, Vice President

MMA HHE-1, LLC, a Delaware limited liability company

By: Arch Street VIII, Inc., its managing member

By: ______________________
Michael H. Gladstone, Vice President

SLP, INC., a Massachusetts corporation

By: ______________________
Michael H. Gladstone, Vice President

Everest Parties:

EVEREST HOUSING INVESTORS 2, LP, a California limited partnership,

By: Everest Properties, Inc., General Partner

By: [signature]
W. Robert Kohorst, President

EVEREST HOUSING INVESTORS 3, LP, a California limited partnership,

By: Everest Properties, Inc., General Partner

By: [signature]
W. Robert Kohorst, President

EVEREST TAX CREDIT INVESTORS 3, LP, a California limited partnership

By: Everest Housing Investors 3, LP, General Partner

By: Everest Properties, Inc., General Partner

By: [signature]
W. Robert Kohorst, President

EVEREST TAX CREDIT INVESTORS 4, LP, a California limited partnership

By: Everest Housing Investors 3, LP, General Partner

By: Everest Properties, Inc., General Partner

By: [signature]
W. Robert Kohorst, President

EVEREST MANAGEMENT, LLC

By: [signature]
W. Robert Kohorst, President

EVEREST PROPERTIES, INC.

By: [signature]
W. Robert Kohorst, President

Park Parties:

PARK G.P., INC., a Missouri corporation

By: ______________________
Chad Sneed, Vice President

BOND PURCHASE, L.L.C., a Missouri limited liability company

By: ______________________
David L. Johnson, Managing Member

MCDOWELL INVESTMENTS, L.P.

By: MGM Holdings LLC, its General Partner

By: ______________________
Kevan D. Acord, Manager

SLCas, L.L.C., a Missouri limited liability company

By: ______________________
Chad Sneed, Manager

ANISE, L.L.C., a Missouri limited liability company

By: ______________________
Chad Sneed, Manager

PACO DEVELOPMENT, L.L.C., a Missouri limited liability company

By: ______________________
Chad Sneed, Manager

MGM HOLDINGS LLC

By: ______________________
Kevan D. Acord, Manager

Park Parties:

PARK G.P., INC., a Missouri corporation

By: ______________________
Chad Sneed, Vice President

ANISE, L.L.C., a Missouri limited liability company

By: ______________________
Chad Sneed, Manager

BOND PURCHASE, L.L.C., a Missouri limited liability company

By: ______________________
David L. Johnson, Managing Member

PACO DEVELOPMENT, L.L.C., a Missouri limited liability company

By: ______________________
Chad Sneed, Manager

MCDOWELL INVESTMENTS, L.P.

By: MGM Holdings LLC, its General Partner

By: [signature]
Kevan D. Acord, Manager

MGM HOLDINGS LLC

By: [signature]
Kevan D. Acord, Manager

SLCas, L.L.C., a Missouri limited liability company

By: ______________________
Chad Sneed, Manager

STANDSTILL ENTITY SCHEDULE

Boston Financial Qualified Housing Limited Partnership
Boston Financial Qualified Housing Tax Credits, L.P. II
Boston Financial Qualified Housing Tax Credits, L.P. III
Boston Financial Qualified Housing Tax Credits L.P. IV, A Limited Partnership
Boston Financial Qualified Housing Tax Credits L.P. V, A Limited Partnership
Boston Financial Tax Credit Fund Plus, A Limited Partnership
Boston Financial Qualified Housing Tax Credits L.P. VII, A Limited Partnership
Boston Financial Qualified Housing Tax Credits L.P. VIII, A Limited Partnership
Boston Financial Apartments Associates, L.P.
Milk Street Housing Associates, L.P.
Franklin 29 Limited Partnership
Arch Street Limited Partnership
Arch Street VI Limited Partnership
Arch Street VII Limited Partnership
Each of the past, present and future general partners of each of the foregoing limited partnerships
BF Leawood Limited Partnership
BF Leawood, Inc.
MMA HHE-1, LLC
SLP, Inc.
Arch Street, Inc.
29 Franklin Street, Inc.
BFTG Residential Properties, Inc.

EXCLUDED AFFILIATE SCHEDULE

East West Bancorp, Inc.
East West Bank
Xilink, Inc.
Global Life and Accident Insurance Company

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